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                                                                    EXHIBIT 23.2
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                   [LETTERHEAD OF PRICEWATERHOUSECOOPERS LLP]

                      CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Liquid Audio, Inc. of our report dated February 2, 2001 relating to the financial statements, which appears in the Annual Report on Form 10-K of Liquid Audio, Inc. for the year ended December 31, 2000.

/s/ PricewaterhouseCoopers LLP

PRICEWATERHOUSECOOPERS LLP

San Jose, California
April 23, 2001